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Exhibit 99.3

EIGHTH AMENDMENT TO PARTICIPATION AGREEMENT
AND CERTAIN OPERATIVE AGREEMENTS
WITH LIMITED WAIVER

    This EIGHTH AMENDMENT TO PARTICIPATION AGREEMENT AND CERTAIN OPERATIVE AGREEMENTS WITH LIMITED WAIVER (this "AMENDMENT") dated as of December 3, 2001, is by and among WIND RIVER SYSTEMS, INC., a Delaware corporation, as Lessee and Construction Agent (in its capacity as Lessee, the "LESSEE" and in its capacity as Construction Agent, the "CONSTRUCTION AGENT"); Deutsche Bank AG, New York Branch, a duly licensed branch of Deutsche Bank AG, a German corporation, as Agent Lessor for the Lessors (in such capacity, the "AGENT LESSOR"), and as a Lessor (together with any permitted successors and assigns, each a "LESSOR" and collectively the "LESSORS"), and DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders, the "LENDERS") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "AGENT"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in Annex A to the Participation Agreement (as defined below).

RECITALS:

    A. The Lessee, the Agent Lessor, the Lessor, the Lender, the Agent and the Arranger are parties to that certain Participation Agreement, dated as of September 12, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement");

    B. The Lessee has requested certain amendments to, and the waiver of certain provisions of, the Participation Agreement and certain other Operative Agreements relating to the financial covenants contained therein.

    C. The parties signatory hereto are willing to agree to such amendments and waiver on the terms, and subject to the conditions, hereinafter set forth.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.
Limited Waiver. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Lessee set forth herein, the Agent, the Agent Lessor and the Participants hereby waive compliance by the Lessee with the covenant contained in Section 9.5(g), "Minimum Consolidated Fixed Charge Ratio", of the Participation Agreement through October 31, 2001 only. This waiver is one-time only, is limited precisely as written, and shall not be deemed to be a consent to the breach of this covenant at any subsequent date, or the breach of any other covenant.

2.
Amendments to the Participation Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below, the Participation Agreement is hereby amended as follows:

(a)
Section 9.5(g) of the Participation Agreement, "Minimum Consolidated Fixed Charge Coverage Ratio", is hereby amended by deleting the same in its entirety and replacing it with the following:

    "The Lessee shall maintain a minimum Consolidated Fixed Charge Ratio of at least 1.50 to 1.00 at each fiscal quarter end commencing July 31, 2002."

  (b)
  A new Section 9.5(k) is hereby added to the Participation Agreement to read as follows:

        "Section 9.5(k) Minimum EBITDA. For the fiscal quarters of the Lessee ending January 31, 2002 and April 30, 2002, the Lessee's EBITDA in each of such fiscal quarters shall not be less than a negative Two Million Five Hundred Thousand Dollars ($2,500,000)."

  (c)
  A new Section 9.5(l) is hereby added to the Participation Agreement to read as follows:

        "Section 9.5(l) Minimum Net Unencumbered Cash. The Lessee shall maintain Net Unencumbered Cash of not less than One Hundred Million Dollars ($100,000,000) at all times from November 1, 2001 through January 31, 2003."

  (d)
  A new Exhibit J is hereby added to the Participation Agreement in the form attached hereto, for the purpose of complying with the information requirements of Section 9.5(a) of the Participation Agreement.

3.
Amendments to Annex A. Subject to the satisfaction of the conditions set forth in Section 5 below, Annex A to the Participation Agreement is hereby amended as follows:

(a)
The following definitions are hereby added to Annex A in proper alphabetical order:

        "EBITDA shall mean, with respect to the Lessee for any period of determination, the sum, determined on a consolidated basis in accordance with GAAP, of (a) the net income or net loss of the Lessee and its Subsidiaries for such period before provision for income taxes, plus (b) the sum (to the extent deducted in calculating net income or loss in clause (a) above) of (i) all interest expense of the Lessee and its Subsidiaries accruing during such period, (ii) all depreciation and amortization expense of the Lessee and its Subsidiaries accruing during such period and (iii) all other one-time non-cash charges of the Lessee and its Subsidiaries accruing during such period relating to a restructuring or acquisition."

        "Net Unencumbered Cash shall mean, with respect to the Lessee and its Subsidiaries at any time, determined on a consolidated basis in accordance with GAAP, (a) the sum of (i) the unrestricted, unencumbered cash of the Lessee and its Subsidiaries at such time and (ii) the market value of unrestricted, unencumbered cash equivalents and marketable, investment-grade securities, less (b) cash obtained through the incurrence of short-term Indebtedness."

  (b)
  The existing definition of the term "Consolidated Fixed Charge Ratio" hereby amended by deleting it in its entirety and replacing it with the following:

        "Consolidated Fixed Charge Ratio" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the quotient of (a) the sum of (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) Consolidated Income Tax Expense, plus (iv) Consolidated Lease Rental Expense plus (v) depreciation and amortization expense, plus (vi) one-time non-cash charges of the Lessee and its Subsidiaries relating to a restructuring or acquisition, divided by (b) the sum of (x) CMLTD, plus (y) Consolidated Interest Expense plus (z) Consolidated Lease Rental Expense. For purposes of determining the consolidated Fixed Charge Ratio as of any date of determination, each of the items utilized in the formulas set forth in the previous sentence shall be based on the results of the number of fiscal quarters ending on the date of determination set forth below, except for CMLTD which shall be determined as of the most recently completed fiscal quarter for which financial results are available.

If the date of determination is:	Number of fiscal quarters:
July 31, 2002	1
October 31, 2002	2
January 31, 2003	3
April 30, 2003 and thereafter	4"
4.
Representations and Warranties. The Lessee hereby represents and warrants to the Agent Lessor, the Lessor, the Lender and the Agent that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Section 1 above, the following will be true and correct on the Effective Date (as defined below):

(a)
The representations and warranties of the Lessee and the Construction Agent set forth in Sections 7.3 and 7.4 of the Participation Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct in all material respects as of such date);

(b)
No Default or Event of Default has occurred and is continuing; and

(c)
Each of the Operative Agreements to which the Lessee or the Construction Agent is a party is in full force and effect as to such Person.

5.
Effective Date. The amendments effected by Sections 1 and 2 above shall become effective as of the date of this Amendment (the "Effective Date"), subject to (i) receipt by McGuireWoods LLP, counsel to the Agent and the Agent Lessor, of a copy of this Amendment duly executed by the Lessee, the Agent Lessor, the Lessor, the Lender and the Agent and (ii) receipt by Agent of an amendment fee equal to the product of .0020 times the aggregate outstanding Loans and Lessor Contributions.

6.  Miscellaneous.

  (a)
  Except as specifically modified above, the Participation Agreement and each of the Annex, Schedules and Exhibits thereto shall remain in full force and effect, and the Participation Agreement is hereby ratified and confirmed in all respects.

  (b)
  The Lessee agrees to pay all reasonable expenses of the Agent and Agent Lessor (including the fees, charges and disbursements of McGuire Woods LLP) incurred in connection with this Amendment.

  (c)
  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

  (d)
  This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

7.
GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

WIND RIVER SYSTEMS, INC., as Lessee and Construction Agent
By:	/s/ MICHAEL W. ZELLNER
Name:	Michael W. Zellner
Title:	Vice President, Finance and CFO
DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent Lessor for the Lessors and as a Lessor
By:	/s/ JOHN L. C. ULRICH
Name:	John L. C. Ulrich
Title:	Assistant Vice President
By:	/s/ DAVID G. DICKINSON, JR.
Name:	David G. Dickinson, Jr.
Title:	Vice President
DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender and as Agent for the Lenders
By:	/s/ JOHN L. C. ULRICH
Name:	John L. C. Ulrich
Title:	Assistant Vice President
By:	/s/ DAVID G. DICKINSON, JR.
Name:	David G. Dickinson, Jr.
Title:	Vice President

EXHIBIT J
TO PARTICIPATION AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

    1.  I am the            of Wind River Systems, Inc., a Delaware corporation ("Company").

    2.  I have reviewed the terms of that certain Participation Agreement, dated as of September 12, 1997 (as amended, the "Participation Agreement"), among the Company, as Lessee and Construction Agent (in its capacity as Lessee, the "Lessee" and in its capacity as Construction Agent, the "Construction Agent"); Deutsche Bank AG, New York Branch, a duly licensed branch of Deutsche Bank AG, a German corporation, as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"), and as a Lessor (together with any permitted successors and assigns, each a "Lessor" and collectively the "Lessors"), Deutsche Bank AG, New York and/or Cayman Islands Branch, as a Lender (together with the other financial institutions as may from time to time become lenders, the "Lenders") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "Agent"), and Deutsche Bank Securities, Inc., as Arranger (the "Arranger") (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in Annex A to the Participation Agreement), and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Lessee and its Subsidiaries during the accounting period covered by the financial statements delivered to you concurrently.

    3.  The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event.

    The foregoing certifications, together with the computations set forth in the Annex A hereto, are made and delivered this  day of            ,       pursuant to Section 9.5(a) of the Participation Agreement.

WIND RIVER SYSTEMS, INC.
By:
Name: Title:

1

ANNEX A TO
COMPLIANCE CERTIFICATE

FOR THE FISCAL QUARTER ENDING                            , 200

				Calculation	Required
1.	Consolidated Tangible Net Worth (i)-(ii)
	(i)	The sum of Consolidated Total Assets of the Lessee and its Subsidiaries		$
	(ii)	The sum of:		$
		(a)	the Consolidated Total Liabilities of the Lessee and its Subsidiaries;	$
		(b)	the Consolidated Intangible Assets of Lessee and its Subsidiaries.	$
	Consolidated Tangible Net Worth				$$45,000,000
2.	Consolidated Fixed Charge Ratio (i)/(ii)
	(i)	The sum of
		(a)	Consolidated Net Income	$
		(b)	Consolidated Interest Expense	$
		(c)	Consolidated Income Tax Expense	$
		(d)	Consolidated Lease Rental Expense	$
		(e)	depreciation and amortization	$
		(f)	one-time non-cash charges relating to restructuring/acquisition	$
	(ii)	The sum of
		(a)	CMLTD	$
		(b)	Consolidated Interest Expenses	$
		(c)	Consolidated Lease Rental Expense	$
	Fixed Charge Ratio			to	1.5 to 1.0[1]
3.	EBITDA
	(i)	The sum of
		(a)	Consolidated Net Income (or loss)	$
		(b)	Consolidated Interest Expense	$
		(c)	Depreciation and amortization	$
		(d)	Other one-time non-cash charges related to restructuring/acquisition	$
	EBITDA				$($2,500,000)[2]
4.	Net Unencumbered Cash (i)—(ii)
	(i)	The sum of
		(a)	unrestricted cash;	$
		(b)	unrestricted cash equivalents, marketable investment-grade securities	$
	(ii)	Cash obtained through short-term Indebtedness		$
	Net Unencumbered Cash				$$100,000,000[3]

1
Applicable for reporting periods from July 31, 2002 and thereafter.

2
Applicable for reporting periods ending January 31, 2002 and April 30, 2002.

3
Applicable from November 1, 2001 through January 31, 2003.

2

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  Exhibit 99.3
EIGHTH AMENDMENT TO PARTICIPATION AGREEMENT AND CERTAIN OPERATIVE AGREEMENTS WITH LIMITED WAIVER
RECITALS
  EXHIBIT J TO PARTICIPATION AGREEMENT
FORM OF COMPLIANCE CERTIFICATE
  ANNEX A TO COMPLIANCE CERTIFICATE